SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THE ROYCE FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the   Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date filed:

The Royce Fund

745 Fifth Avenue New York, NY 10151 (212) 508-4500 (800) 221-4268

_____________, 2012

Dear Shareholder:

        Enclosed is a Proxy Statement describing proposed changes to the fundamental and non-fundamental investment policies of Royce Select Fund I (the "Fund") to be voted on at a Special Meeting of Shareholders of the Fund.  It is extremely important that you vote, regardless of the number of shares that you own.

        We propose to eliminate the Fund's fundamental investment restriction that limits its investment in foreign issuers to no more than 10% of the Fund’s assets and establish a non-fundamental investment restriction limiting such investments to no more than 15% of the Fund's net assets.  Any future change to this non-fundamental investment restriction would be subject to the approval of the Board of Trustees of the Fund and not less than 30 days prior written notice to the Fund's shareholders.

        I believe that the proposed change is important to the Fund's operations but will not change the overall investment strategy of the Fund. Rather, I believe that the change will be beneficial to shareholders because it will give Royce & Associates, LLC more flexibility to achieve the Fund’s investment goals. This Proposal is discussed more fully in the Proxy Statement. To avoid the expense of additional solicitation, please vote your shares promptly by using the enclosed proxy card and postage-paid envelope.  Be sure to complete and sign each proxy card.  You may also provide your vote via telephone or the Internet by following the instructions on the proxy card, please take advantage of these prompt and efficient voting options.

        If we have not received your vote as the date of the meeting approaches, you may receive a call from a representative of the Fund to request that you vote and assist you in the voting process.  If you have any questions, please call Investor Information at 1-800-221-4268.

Sincerely,

CHARLES M. ROYCE
President

ROYCE SELECT FUND I
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151
____________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
____________

TO BE HELD ON MARCH 15, 2012

To the Shareholders of
ROYCE SELECT FUND I:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of ROYCE SELECT FUND I (the "Fund"), a series of The Royce Fund (the "Trust"), will be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151, on March 15, 2012 at 3:00 p.m. (Eastern time), for the following purposes:

1.	To approve the elimination of the Fund's fundamental investment restriction limiting its investment in the securities of foreign issuers.

2.	To transact such other business as may come before the meeting or any adjournment thereof.

        The Board of Trustees has fixed the close of business on December 28, 2011 as the record date for the determination of those shareholders entitled to vote at the Meeting, and only holders of record at the close of business on that date will be entitled to vote.

IMPORTANT

        To save the Fund the expense of additional proxy solicitation, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed postage-paid envelope, even if you expect to be present at the Meeting.  You may also provide your vote via telephone or the Internet by following the instructions on the proxy card, please take advantage of these prompt and efficient voting options.  The Proxy is solicited on behalf of the Board of Trustees, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

By order of the Board of Trustees.

John E. Denneen, Secretary

Dated:  ___________, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 15, 2012.

THE NOTICE, PROXY STATEMENT AND PROXY CARD FOR THE FUND ARE AVAILABLE AT WWW.PROXYVOTE.COM.

PROXY STATEMENT

ROYCE SELECT FUND I
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

SPECIAL MEETING OF SHAREHOLDERS
MARCH 15, 2012

INTRODUCTION

        The enclosed Proxy is solicited on behalf of the Trustees of The Royce Fund (the "Trust") for use at a Special Meeting of Shareholders (the "Meeting") of Royce Select Fund I (the "Fund"), a series of the Trust, to be held at the offices of the Trust, 745 Fifth Avenue, New York, New York 10151, at 3:00 p.m., Eastern time, on March 15, 2012 and at any adjournments thereof. The approximate mailing date of this Proxy Statement is _____________, 2012.

        The purpose of the Meeting is to vote on the elimination of a fundamental investment restriction of the Fund. All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted "FOR" the approval of the proposed change to the Fund's fundamental investment restrictions.

        You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at the Trust's address indicated above or by filing a new Proxy with a later date, and any shareholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

        The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund's shares.  Some officers the Trust and employees of Royce Fund Services, Inc. ("RFS"), the Fund's distributor, may solicit proxies personally and by telephone, if deemed desirable. Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Trustees before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

        The Board of Trustees has set the close of business on December 28, 2011 as the record date (the "Record Date") for determining those shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Each share is entitled to one vote on each item of business at the Meeting (proportional voting rights for fractional shares held).  The vote required for approval of the Proposal (change to a fundamental investment restriction) is a majority of the Fund's outstanding voting securities as defined in the Investment Company Act of 1940, as amended, which is the lesser of (i) more than 50% of the Fund’s outstanding shares or (ii) 67% or more of the Fund’s shares present at the Meeting, if the holders of more than 50% of the Fund’s shares are present or represented at the Meeting.

        The Board of Trustees knows of no business other than that stated in the Proposal in the Notice of Special Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

Information About Share Ownership

        As of the Record Date, there were ____________ shares of beneficial interest of the Fund outstanding.  Except as set forth in Appendix 1, to the Trust’s knowledge, as of the Record Date, no person is the beneficial owner of five percent or more of the Fund’s outstanding shares. In addition, as of the Record Date, all of the Trustees and officers of the Trust, individually and as a group, owned the approximate percentage of shares of the Fund as indicated on Appendix 1 to this Proxy Statement.

        Charles M. Royce, member of the Board of the Trust and the Fund’s assistant portfolio manager, and Lauren Romeo, the Fund’s portfolio manager, who in the aggregate beneficially held approximately __% of the Fund's outstanding shares as of the Record Date, have indicated that they intend to vote their shares in favor of the Proposal.

PROPOSAL 1:TO APPROVE THE ELIMINATION OF THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION THAT LIMITS INVESTMENT IN THE SECURITIES OF FOREIGN ISSUERS

        The Board of Trustees of the Trust has approved, and unanimously recommends to the Fund's shareholders for their approval, a proposal to eliminate the fundamental investment restriction that limits the Fund's investment in the securities of foreign issuers to no more than 10% of its total assets.   In addition, the Board of Trustees has approved, subject to shareholder approval of the Proposal, the establishment of a non-fundamental investment restriction that would prohibit the Fund from investing more than 15% of its net assets in the securities of foreign issuers, i.e. issuers headquartered outside of the United States.  This non-fundamental investment restriction would only be subject to elimination or change by action of the Trust's Board of Trustees (without shareholder approval) after not less than 30 days prior written notice to the Fund's shareholders.  Royce & Associates, LLC (“Royce”) and the Trust's Board of Trustees believe the proposed change is appropriate and in the best interests of the Fund's shareholders because it will give Royce more flexibility to seek to achieve the Fund's investment goal of long-term growth of capital.  If shareholders do not approve the proposal, the current fundamental investment restriction will remain in effect.

Current Fundamental Restriction

         Currently, as a matter of fundamental policy, the Fund may not “invest more than 10% of its total assets in the securities of foreign issuers.”

Proposed Elimination

         If the Proposal is approved by the Fund’s shareholders, the Fund will be permitted to invest in the securities of foreign issuers, i.e. issuers headquartered outside of the United States, in amounts greater than 10% of total assets. Royce believes that the ability to invest a higher percentage of the Fund's assets in the securities of foreign issuers may provide enhanced investment opportunities including increased diversification to the Fund by giving it the ability to add securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets.  At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country.  Prices of foreign securities in particular countries or regions may, at times, move in a different direction and/or be more volatile than U.S. securities.  Because the Fund does not intend to hedge its foreign currency exposure, the U.S. dollar value of the Fund's investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. These risk factors may affect the prices of foreign securities issued by companies headquartered in developing countries (also known as “emerging markets”) more than those headquartered in developed countries.  For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline.  Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.

        There may be less public information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts.  Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities.  Foreign brokerage commissions and custodial fees are generally higher than those in the United States.  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions.  Delays or problems with settlements might affect the liquidity of the Fund's portfolio.  Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect the Fund's ability to realize on its investment in such securities.  Royce may not be able to anticipate these potential events or counter their effects.  Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. The prices of securities issued by micro-cap, small-cap and/or mid-cap companies (those with stock market capitalizations of up to $5 billion) that are headquartered outside of the United States are generally even more volatile and their markets are less liquid relative to securities issued by micro-cap, small-cap and/or mid-cap companies headquartered in the United States.

        Exchange control regulations in such foreign markets may also adversely affect the Fund's foreign investments and the Fund's ability to make certain distributions necessary to maintain their eligibility as regulated investment companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

         The risks described above for foreign investments, including the risks of nationalization and expropriation of assets, would generally be increased to the extent that a Fund invests in companies located in developing countries.

REASON FOR THE PROPOSAL

        Royce has proposed that the Fund change its fundamental investment restrictions as described above.  Royce advised the Board that this change is not a means to alter the overall investment strategy of the Fund but rather is an opportunity that Royce believes would benefit shareholders because it will give Royce more flexibility to seek to achieve the Fund's investment goal of long-term growth of capital.

       At a meeting of the Board of Trustees held on December 8, 2011, the Board considered the impact of the proposed change to the Fund's fundamental investment restrictions and weighed the potential advantages of expanded investment flexibility with the possibility that the changes would cause the Fund to engage in investment strategies that involve increased risk and could result in lower returns for Fund shareholders.   The Board concluded that recommending approval of the Proposal was in the best interests of shareholders because the Proposal potentially benefits shareholders with improved performance by allowing Royce to seek broader investment opportunities to achieve the Fund's investment goals.

RECOMMENDATION OF THE TRUSTEES; REQUIRED VOTES

        The Trustees unanimously recommend that the Fund's shareholders vote to approve the change to the Fund's fundamental investment restrictions.  Such approval must be by the favorable vote of the lesser of (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at the Meeting, if the holders of more than 50% of the Fund's shares are present or represented at the Meeting.

ADJOURNMENT OF MEETING; OTHER MATTERS

        A quorum of shareholders is necessary to hold a valid meeting.  Under the By-laws of the Trust, a quorum will exist if shareholders entitled to vote more than 50% of the issued and outstanding shares of the Fund on the Record Date are present at the Meeting in person or by proxy.  Abstentions are counted for the purposes of determining both the presence or absence of a quorum at the Meeting and the total number of shares present at the Meeting.  In the event that sufficient votes in favor of the Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal.  Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal.  They will vote against any such adjournment those proxies required to be voted against the Proposal.

        While the Meeting has been called to transact any business that may properly come before it, the only matters which the Trustees intend to present are the matters stated in the Notice of Special Meeting.  However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

        Under the New York Stock Exchange rules that govern brokers who have record ownership of shares that are held in "street name" for their customers, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters, but do not have the discretion to vote such shares on non-routine matters.  With respect to the Proposal, it is not expected that brokers will be permitted to vote Fund shares in their discretion.  Proxies that are returned but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of a quorum.  Abstentions and broker non-votes will not be counted as votes cast.  Therefore, abstentions and broker non-votes will have the same effect as a vote against the Proposal.

ADDRESS OF THE INVESTMENT ADVISER

        Royce's principal office is located at 745 Fifth Avenue, New York, New York 10151.

ADDRESS OF THE DISTRIBUTOR

        RFS's principal office is located at 745 Fifth Avenue, New York, New York 10151.

ANNUAL REPORT DELIVERY

        The Fund's Annual Report to Shareholders for the year ended December 31, 2011 will be mailed to shareholders in late February 2012. The Fund’s Semi-Annual Report to Shareholders for the six months ended June 30, 2011 and the Fund’s Annual Report to Shareholders for the year ended December 31, 2010 were previously mailed in late August 2011 and late February 2011, respectively.  Copies of these reports are available upon request, without charge, by writing to the Trust at 745 Fifth Avenue, New York, New York 10151 or calling toll-free at 1-800-221-4268.

SHAREHOLDER PROPOSALS

        Neither the Fund nor the Trust holds annual shareholder meetings.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent Trust or Fund shareholder meeting should send their written proposals to the Secretary of the Trust, 745 Fifth Avenue, New York, New York 10151.

PROXY DELIVERY

         If you and another shareholder share the same address, the Trust may send only one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call 1-800-221-4268, or write the Trust at 745 Fifth Avenue, New York, New York 10151.

        PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU MAY ALSO PROVIDE YOUR VOTE VIA TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD, PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS.

By order of the Board of Trustees.

John E. Denneen, Secretary
Dated: _________, 2012

APPENDIX 1
        The following persons were known to the Trust to be beneficial owners or owners of record of 5% or more of the Fund's outstanding shares of beneficial interest as of the Record Date:
Name and Address of Owner	Amount and Nature of Ownership	Percent of Shares

        Information regarding the ownership of the Fund's shares by the Trust's Trustees and officers as of the Record Date is set forth in the table below:

Name and Address** of Owner	Amount of Record/Beneficial Ownership	Percent of Shares Outstanding
Charles M. Royce
Mark R. Fetting
Patricia W. Chadwick
Richard M. Galkin
Stephen L. Isaacs
William L. Koke
Arthur S. Mehlman
David L. Meister
G. Peter O'Brien
John D. Diederich
Jack E. Fockler, Jr.
W. Whitney George
Daniel A. O'Byrne
John E. Denneen
Lisa Curcio
** The address of each Trustee and officer is 745 Fifth Avenue, New York, New York 10151.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED	DETACH AND RETURN THIS PORTION ONLY

Vote on Proposals	For	Against	Abstain
1. Approve elimination of the Fund's fundamental investment restriction limiting its investment in the securities of foreign issuers.	[ ]	[ ]	[ ]
2.  To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted FOR each proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of each Proposal.

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope. Note: Please be sure to sign and date this proxy.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

PROXY	PROXY

ROYCE SELECT FUND I,
A SERIES OF THE ROYCE FUND
745 FIFTH AVENUE
NEW YORK, NEW YORK 10151

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on December 28, 2011 at a Special Meeting of Shareholders of Royce Select Fund I to be held on March 15, 2012, and at any adjournment thereof.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.